UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2020

WESTERN ASSET

GLOBAL HIGH YIELD

BOND FUND

Beginning in or after January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global High Yield Bond Fund for the twelve-month reporting period ended December 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2021

II	Western Asset Global High Yield Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return. The Fund invests primarily in high-yield fixed income securities issued by U.S. and foreign companies and foreign governments and their agencies and instrumentalities. Under normal market conditions, the Fund invests at least 80% of its assets in high-yield bonds. High-yield bonds are rated below investment grade (that is, securities rated below the Baa/BBB categories) or, if unrated, securities we determined to be of comparable credit quality and are commonly known as “junk” bonds. Under normal circumstances, the Fund will be invested in at least three countries (one of which may be the U.S.). The Fund may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies and may invest up to 35% of its assets in sovereign debt issued by emerging market governmental issuers. The Fund’s investments may be of any maturity or durationi.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The global high-yield market generally posted positive results during the twelve-month reporting period ended December 31, 2020, but lagged U.S. Treasury securities. As was the case with the overall market, high-yield corporate bonds experienced periods of elevated volatility. This was driven by a number of factors, including extreme risk aversion as the COVID-19 pandemic escalated, sharply falling global growth, ongoing trade conflicts, and a number of geopolitical issues. However, the high-yield market generally outperformed in the latter stages of the reporting period, as continued monetary policy accommodation from the Federal Reserve Board (the “Fed”)ii and news of effective COVID-19 vaccines triggered increased investor risk appetite.

All told, the Bloomberg Barclays Global High Yield Index (USD Hedged) (the “Index”)iii returned 5.73% during the twelve-months reporting period ended December 31, 2020. Over the reporting period, as measured by the Index, BB-rated securities outperformed CCC-rated bonds, as they returned 10.03% and 2.27%, respectively. Within the Index for the reporting

Western Asset Global High Yield Bond Fund 2020 Annual Report	1

Fund overview (cont’d)

period, the U.S. component returned 7.11%, whereas the European component (USD-hedged) and emerging market components returned 3.97% and 6.51%, respectively. For comparison purposes, the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Universal Indexiv, returned 7.58% for the reporting period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We reduced the Fund’s allocations to emerging markets and bank loans, while adding to our high-yield corporate bond exposure, as we found the latter to be more attractively valued. From a credit quality perspective, we increased the Fund’s allocations to securities rated BB and B, while paring its exposure to lower-rated CCC securities. Looking at sector positioning, we added to the Fund’s weightings in the Consumer Discretionary, Consumer Staples and Industrials sectors. In contracts, we reduced the Fund’s exposures to the Communication Services and Materials sectors.

During the reporting period, Treasury futures, which were used to manage the Fund’s duration and yield curvev positioning, contributed to performance. Euro futures, used to help manage the Fund’s currency exposure, were a headwind for results.

Performance review

For the twelve months ended December 31, 2020, Class A shares of Western Asset Global High Yield Bond Fund, excluding sales charges, returned 6.85%. The Fund’s unmanaged benchmark, the Bloomberg Barclays Global High Yield Index (Hedged), returned 5.73% for the same period. The Lipper Global High Yield Funds Category Averagevi returned 4.46% over the same time frame.

Performance Snapshot as of December 31, 2020 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Global High Yield Bond Fund:
Class A	9.99%	6.85%
Class C	9.56%	6.04%
Class C1[1]	9.79%	6.26%
Class I	10.15%	7.13%
Class IS	10.02%	7.06%
Bloomberg Barclays Global High Yield Index (Hedged)	10.61%	5.73%
Lipper Global High Yield Funds Category Average	11.08%	4.46%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

2	Western Asset Global High Yield Bond Fund 2020 Annual Report

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2020 for Class A, Class C, Class C1, Class I and Class IS shares were 2.92%, 2.30%, 2.52%, 3.32%, and 3.44%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class C1, Class I and Class IS shares would have been 2.91%, 2.29%, 2.51%, 3.30% and 3.40% respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2020, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 1.15%, 1.88%, 1.63%, 0.90% and 0.81%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses, and acquired fund fees and expenses, to average net assets will not exceed 1.95% for Class C shares, 0.90% for Class I shares and 0.80% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same the fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Effective January 1, 2021, the manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits

Western Asset Global High Yield Bond Fund 2020 Annual Report	3

Fund overview (cont’d)

described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its quality bias. Having an underweight to securities rated CCC was beneficial, given their underperformance versus the benchmark. An opportunistic exposure to investment-grade corporate bonds was rewarded, as they outperformed the global high-yield market.

Security selection was also additive for performance overall. In particular, holdings in Industrials, Consumer Cyclicals1 and Capital Goods2 added the most value. In terms of individual securities, initiating positions in Delta Air Lines, United Airlines Holdings Inc., and Global Aircraft Leasing Co. Ltd., after their spreads had significantly widened in March and April 2020 was beneficial, as their spreads meaningfully narrowed as the reporting period progressed. Elsewhere, an overweight to Teva Pharmaceutical Finance Co. contributed to performance as its fundamentals improved.

Having a longer duration than that of the benchmark was additive for returns, as rates moved lower across the yield curve. Finally, looking at sector positioning, moving from an underweight to an overweight in Transportation (in Industrials sector) was a positive, as it rallied from depressed levels post-March 2020.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its sector allocation. The largest headwind for returns was an overweight to the Energy sector, as it performed poorly given falling oil prices. An underweight to Communication Services was also detrimental as the sector outperformed over the reporting period.

An overweight to emerging markets was a negative for returns, as they lagged the benchmark over the reporting period as a whole.

From a security selection perspective, overweight positions in Occidental Petroleum and Oasis Petroleum were negative for results. Occidental Petroleum posted poor fundamental results and was downgraded to below investment-grade status during the reporting period. Its bond prices did improve toward the end of the reporting period, but, all told, the overweight detracted from results. Additionally, the oil price war between Saudi Arabia and Russia earlier this year, along with the demand shock due to COVID-19, significantly affected the profitability of both issuers given the sharp decline in commodity prices.

[1]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles, and other consumer services.
[2]

Capital Goods consists of the following industries: Machine Tools, Industrial Machinery, Process Plant Equipment, Construction and Mining Equipment, Electrical Equipment, Textile Machinery, Printing & Packaging Machinery.

4	Western Asset Global High Yield Bond Fund 2020 Annual Report

Thank you for your investment in Western Asset Global High Yield Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 20, 2021

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield (“junk”) bonds and foreign securities, including emerging markets, involve risks beyond those inherent in higher rated and domestic investments. The risks of high-yield bonds include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and social, political and economic uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 29 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2020 were: Consumer Discretionary (14.4%), Sovereign Bonds (14.2%), Energy (12.8%), Communication Services (12.6%) and Industrials (12.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Global High Yield Bond Fund 2020 Annual Report	5

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

iv

The Bloomberg Barclays U.S. Universal Index represents the union of the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 108 funds for the six-month period and among the 106 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	Western Asset Global High Yield Bond Fund 2020 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2020 and December 31, 2019 and does not include derivatives such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Global High Yield Bond Fund 2020 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2020 and held for the six months ended December 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	9.99%	$1,000.00	$1,099.90	1.16%	$6.12	Class A	5.00%	$1,000.00	$1,019.30	1.16%	$5.89
Class C	9.56	1,000.00	1,095.60	1.93	10.17	Class C	5.00	1,000.00	1,015.43	1.93	9.78
Class C1	9.79	1,000.00	1,097.90	1.70	8.96	Class C1	5.00	1,000.00	1,016.59	1.70	8.62
Class I	10.15	1,000.00	1,101.50	0.90	4.75	Class I	5.00	1,000.00	1,020.61	0.90	4.57
Class IS	10.02	1,000.00	1,100.20	0.80	4.22	Class IS	5.00	1,000.00	1,021.11	0.80	4.06

8	Western Asset Global High Yield Bond Fund 2020 Annual Report

[1]	For the six months ended December 31, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Western Asset Global High Yield Bond Fund 2020 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[2]	Class I	Class IS
Twelve Months Ended 12/31/20	6.85%	6.04%	6.26%	7.13%	7.06%
Five Years Ended 12/31/20	7.64	6.86	7.10	7.89	7.95
Ten Years Ended 12/31/20	5.31	N/A	4.82	5.60	N/A
Inception* through 12/31/20	—	4.32	—	—	5.26

With sales charges[3]	Class A	Class C	Class C1[2]	Class I	Class IS
Twelve Months Ended 12/31/20	2.31%	5.04%	5.26%	7.13%	7.06%
Five Years Ended 12/31/20	6.71	6.86	7.10	7.89	7.95
Ten Years Ended 12/31/20	4.86	N/A	4.82	5.60	N/A
Inception* through 12/31/20	—	4.32	—	—	5.26

Cumulative total returns
Without sales charges[1]
Class A (12/31/10 through 12/31/20)	67.81%
Class C (Inception date of 8/1/12 through 12/31/20)	42.75
Class C1[2] (12/31/10 through 12/31/20)	60.14
Class I (12/31/10 through 12/31/20)	72.46
Class IS (Inception date of 8/31/12 through 12/31/20)	53.30

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, C1, I and IS shares are February 22, 1995, August 1, 2012, February 22, 1995, February 22, 1995 and August 31, 2012, respectively.

10	Western Asset Global High Yield Bond Fund 2020 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C1 Shares of Western Asset Global High Yield Bond Fund vs. Bloomberg Barclays Global High Yield Index (Hedged)† — December 2010 - December 2020

Value of $1,000,000 invested in

Class I Shares of Western Asset Global High Yield Bond Fund vs. Bloomberg Barclays Global High Yield Index (Hedged)† — December 2010 - December 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

Western Asset Global High Yield Bond Fund 2020 Annual Report	11

Fund performance (unaudited) (cont’d)

†

Hypothetical illustration of $10,000 invested in Class A and Class C1 shares and $1,000,000 invested in Class I shares of Western Asset Global High Yield Bond Fund on December 31, 2010, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2020. On August 1, 2012, Class C shares were reclassified as Class C1 shares. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Bloomberg Barclays Global High Yield Index (Hedged). The Bloomberg Barclays Global High Yield Index (Hedged) (the “Index”) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C1 and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	Western Asset Global High Yield Bond Fund 2020 Annual Report

Schedule of investments

December 31, 2020

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 78.2%
Communication Services — 11.7%
Diversified Telecommunication Services — 3.5%
Altice France Holding SA, Senior Secured Notes	10.500%	5/15/27	550,000		$618,406	(a)
Altice France SA, Senior Secured Notes	7.375%	5/1/26	1,265,000		1,332,994	(a)
CenturyLink Inc., Senior Notes	4.500%	1/15/29	760,000		774,725	(a)
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	840,000		867,103	(a)
Frontier Communications Corp., Senior Secured Notes	5.875%	10/15/27	410,000		444,081	(a)
Frontier Communications Corp., Senior Secured Notes	5.000%	5/1/28	400,000		417,750	(a)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	630,000		686,086	(a)
Turk Telekomunikasyon AS, Senior Notes	6.875%	2/28/25	1,330,000		1,471,844	(a)
Total Diversified Telecommunication Services					6,612,989
Entertainment — 0.2%
Netflix Inc., Senior Notes	5.875%	11/15/28	250,000		300,134
Interactive Media & Services — 0.4%
Match Group Holdings II LLC, Senior Notes	5.000%	12/15/27	240,000		255,936	(a)
Twitter Inc., Senior Notes	3.875%	12/15/27	470,000		501,138	(a)
Total Interactive Media & Services					757,074
Media — 6.0%
Arches Buyer Inc., Senior Secured Notes	4.250%	6/1/28	320,000		324,664	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	845,000		894,433	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	8/15/30	490,000		520,627	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.250%	2/1/31	670,000		706,924	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	3,630,000		3,880,361	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	390,000		409,500
DISH DBS Corp., Senior Notes	7.750%	7/1/26	607,000		680,614
Sirius XM Radio Inc., Senior Notes	4.125%	7/1/30	1,100,000		1,172,187	(a)
Summer BC Holdco B SARL, Senior Secured Notes	5.750%	10/31/26	580,000	EUR	749,370	(a)
Univision Communications Inc., Senior Secured Notes	9.500%	5/1/25	550,000		614,625	(a)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2020 Annual Report	13

Schedule of investments (cont’d)

December 31, 2020

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	5/15/29	310,000		$336,455	(a)
Virgin Media Vendor Financing Notes IV DAC, Senior Notes	5.000%	7/15/28	840,000		874,440	(a)
Total Media					11,164,200
Wireless Telecommunication Services — 1.6%
Crystal Almond SARL, Senior Secured Notes	4.250%	10/15/24	312,000	EUR	385,024	(a)
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	270,000		305,350	(a)
CSC Holdings LLC, Senior Notes	4.125%	12/1/30	300,000		313,980	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	660,000		871,434
Sprint Corp., Senior Notes	7.875%	9/15/23	1,030,000		1,193,821
Total Wireless Telecommunication Services					3,069,609
Total Communication Services					21,904,006
Consumer Discretionary — 14.3%
Auto Components — 1.5%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	380,000		390,925	(a)
Adient US LLC, Senior Secured Notes	7.000%	5/15/26	130,000		141,616	(a)
American Axle & Manufacturing Inc., Senior Notes	6.500%	4/1/27	430,000		453,112
JB Poindexter & Co. Inc., Senior Notes	7.125%	4/15/26	1,610,000		1,706,600	(a)
Total Auto Components					2,692,253
Automobiles — 3.1%
Ford Motor Co., Senior Notes	8.500%	4/21/23	250,000		281,776
Ford Motor Co., Senior Notes	9.000%	4/22/25	440,000		540,010
Ford Motor Credit Co. LLC, Senior Notes	4.250%	9/20/22	470,000		485,886
Ford Motor Credit Co. LLC, Senior Notes	3.087%	1/9/23	630,000		642,172
Ford Motor Credit Co. LLC, Senior Notes	5.125%	6/16/25	440,000		478,962
Ford Motor Credit Co. LLC, Senior Notes	3.375%	11/13/25	1,200,000		1,234,332
Ford Motor Credit Co. LLC, Senior Notes	4.125%	8/17/27	800,000		839,000
Ford Motor Credit Co. LLC, Senior Notes	4.000%	11/13/30	910,000		956,637
Nissan Motor Co. Ltd., Senior Notes	4.810%	9/17/30	270,000		304,493	(a)
Total Automobiles					5,763,268
Diversified Consumer Services — 0.7%
Carriage Services Inc., Senior Notes	6.625%	6/1/26	420,000		450,370	(a)
Prime Security Services Borrower LLC/ Prime Finance Inc., Senior Secured Notes	5.750%	4/15/26	550,000		602,937	(a)
Weight Watchers International Inc., Senior Notes	8.625%	12/1/25	250,000		260,719	(a)
Total Diversified Consumer Services					1,314,026

See Notes to Financial Statements.

14	Western Asset Global High Yield Bond Fund 2020 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — 7.4%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	5.750%	4/15/25	260,000		$278,608	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	3.500%	2/15/29	1,170,000		1,170,731	(a)
Carnival Corp., Senior Notes	7.625%	3/1/26	300,000		327,410	(a)
Hilton Domestic Operating Co. Inc., Senior Notes	5.750%	5/1/28	320,000		348,600	(a)
IRB Holding Corp., Senior Secured Notes	7.000%	6/15/25	250,000		273,569	(a)
Marston’s Issuer PLC, Secured Notes (3 mo. GBP LIBOR + 2.550%)	2.596%	7/16/35	1,232,000	GBP	955,518	(b)(c)
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	670,000		698,106	(a)
NCL Corp. Ltd., Senior Secured Notes	12.250%	5/15/24	990,000		1,189,237	(a)
NCL Corp. Ltd., Senior Secured Notes	10.250%	2/1/26	630,000		738,675	(a)
Pinnacle Bidco PLC, Senior Secured Notes	6.375%	2/15/25	500,000	GBP	678,109	(a)
Pinnacle Bidco PLC, Senior Secured Notes	6.375%	2/15/25	130,000	GBP	176,308	(b)
Saga PLC, Senior Notes	3.375%	5/12/24	790,000	GBP	994,880	(b)
Viking Cruises Ltd., Senior Secured Notes	13.000%	5/15/25	150,000		179,531	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	1,910,000		1,900,097	(a)
Wynn Macau Ltd., Senior Notes	5.500%	10/1/27	450,000		467,910	(a)
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	1,170,000		1,233,619	(a)
Wynn Macau Ltd., Senior Notes	5.125%	12/15/29	1,140,000		1,166,248	(a)
Wynn Resorts Finance LLC/Wynn Resorts
Capital Corp., Senior Notes	7.750%	4/15/25	760,000		824,573	(a)
Yum! Brands Inc., Senior Notes	7.750%	4/1/25	170,000		188,488	(a)
Total Hotels, Restaurants & Leisure					13,790,217
Specialty Retail — 1.0%
99 Escrow Issuer Inc., Senior Secured Notes	7.500%	1/15/26	100,000		99,625	(a)
L Brands Inc., Senior Secured Notes	6.875%	7/1/25	320,000		347,933	(a)
PetSmart Inc., Senior Secured Notes	5.875%	6/1/25	370,000		380,869	(a)
Tendam Brands SAU, Senior Secured Notes	5.000%	9/15/24	240,000	EUR	272,306	(a)
Tendam Brands SAU, Senior Secured Notes (3 mo. EURIBOR + 5.250%, 5.250% floor)	5.250%	9/15/24	660,000	EUR	751,864	(a)(c)
Total Specialty Retail					1,852,597
Textiles, Apparel & Luxury Goods — 0.6%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	1,100,000		1,196,250	(a)
Total Consumer Discretionary					26,608,611

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2020 Annual Report	15

Schedule of investments (cont’d)

December 31, 2020

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Staples — 1.3%
Beverages — 0.2%
Primo Water Holdings Inc., Senior Notes	3.875%	10/31/28	250,000	EUR	$314,266	(a)
Food Products — 1.0%
Kraft Heinz Foods Co., Senior Notes	3.875%	5/15/27	30,000		32,365	(a)
Kraft Heinz Foods Co., Senior Notes	4.625%	1/30/29	500,000		572,500
Kraft Heinz Foods Co., Senior Notes	4.250%	3/1/31	90,000		100,437	(a)
Kraft Heinz Foods Co., Senior Notes	7.125%	8/1/39	200,000		287,183	(a)
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	310,000		369,144
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	550,000		595,993
Total Food Products					1,957,622
Household Products — 0.1%
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	220,000		227,447
Total Consumer Staples					2,499,335
Energy — 12.6%
Oil, Gas & Consumable Fuels — 12.6%
Apache Corp., Senior Notes	5.100%	9/1/40	300,000		320,438
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	120,000		102,427	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	7.625%	12/15/25	600,000		640,500	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	980,000		989,800	(a)
Cheniere Energy Inc., Senior Secured Notes	4.625%	10/15/28	280,000		294,350	(a)
Continental Resources Inc., Senior Notes	5.750%	1/15/31	510,000		567,046	(a)
EnLink Midstream LLC, Senior Notes	5.625%	1/15/28	270,000		276,129	(a)
EQM Midstream Partners LP, Senior Notes	6.000%	7/1/25	190,000		208,288	(a)
EQM Midstream Partners LP, Senior Notes	6.500%	7/1/27	170,000		191,667	(a)
EQT Corp., Senior Notes	3.000%	10/1/22	900,000		908,437
EQT Corp., Senior Notes	3.900%	10/1/27	1,320,000		1,313,829
EQT Corp., Senior Notes	5.000%	1/15/29	570,000		602,387
KazMunayGas National Co. JSC, Senior Notes	3.500%	4/14/33	570,000		624,098	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	366,000		370,575	(a)
Occidental Petroleum Corp., Senior Notes	2.900%	8/15/24	280,000		269,920
Occidental Petroleum Corp., Senior Notes	6.125%	1/1/31	690,000		740,163
PBF Holding Co. LLC/PBF Finance Corp., Senior Secured Notes	9.250%	5/15/25	200,000		197,465	(a)
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	1,400,000		1,735,426
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	1,930,000		2,252,792

See Notes to Financial Statements.

16	Western Asset Global High Yield Bond Fund 2020 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	600,000	$656,400
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	1,980,000	1,963,279
Petroleos Mexicanos, Senior Notes	6.625%	6/15/38	1,150,000	1,109,175
Range Resources Corp., Senior Notes	5.000%	3/15/23	1,017,000	993,482
Range Resources Corp., Senior Notes	4.875%	5/15/25	440,000	416,445
Range Resources Corp., Senior Notes	9.250%	2/1/26	300,000	313,950
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.875%	4/15/26	540,000	573,531
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.500%	7/15/27	170,000	184,875
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	1,450,000	1,334,014	(a)
Ultrapar International SA, Senior Notes	5.250%	10/6/26	600,000	669,642	(a)
Western Midstream Operating LP, Senior Notes	4.650%	7/1/26	560,000	589,058
Western Midstream Operating LP, Senior Notes	4.750%	8/15/28	750,000	781,875
Western Midstream Operating LP, Senior Notes	5.050%	2/1/30	60,000	67,269
YPF SA, Senior Notes	8.500%	3/23/21	990,000	947,925	(a)
YPF SA, Senior Notes	6.950%	7/21/27	400,000	289,500	(a)
Total Energy				23,496,157
Financials — 9.7%
Banks — 6.3%
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	257,000	285,993
Barclays PLC, Junior Subordinated Notes (8.000% to 6/15/24 then 5 year Treasury Constant Maturity Rate + 5.672%)	8.000%	6/15/24	680,000	758,545	(c)(d)
BBVA Bancomer SA, Subordinated Notes (5.125% to 1/17/28 then 5 year Treasury Constant Maturity Rate + 2.650%)	5.125%	1/18/33	2,890,000	3,118,310	(a)(c)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	1,400,000	1,532,447	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	300,000	343,606	(a)
Itau Unibanco Holding SA, Subordinated Notes	5.650%	3/19/22	890,000	932,284	(b)
Natwest Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year ICE Swap Rate + 7.598%)	8.625%	8/15/21	880,000	915,314	(c)(d)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2020 Annual Report	17

Schedule of investments (cont’d)

December 31, 2020

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	510,000		$577,404
Santander UK Group Holdings PLC, Junior Subordinated Notes (7.375% to 6/24/22 then GBP 5 year Swap Rate + 5.543%)	7.375%	6/24/22	640,000	GBP	916,852	(b)(c)(d)
TC Ziraat Bankasi AS, Senior Notes	5.125%	5/3/22	500,000		504,503	(a)
TC Ziraat Bankasi AS, Senior Notes	5.125%	9/29/23	810,000		812,685	(a)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	880,000		1,064,369	(a)(c)
Total Banks					11,762,312
Capital Markets — 1.1%
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then 5 year Treasury Constant Maturity Rate + 4.332%)	7.250%	9/12/25	400,000		450,372	(a)(c)(d)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year ICE Swap Rate + 4.600%)	7.500%	7/17/23	750,000		819,375	(a)(c)(d)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	670,000		734,953	(a)(c)(d)
Total Capital Markets					2,004,700
Consumer Finance — 0.1%
Navient Corp., Senior Notes	6.750%	6/15/26	290,000		315,556
Diversified Financial Services — 1.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	10/15/27	1,280,000		1,451,145
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	1,716,612		1,536,368	(a)(e)
LHC3 PLC, Senior Secured Notes (4.125% Cash or 4.875% PIK)	4.125%	8/15/24	410,000	EUR	510,894	(a)(e)
Total Diversified Financial Services					3,498,407
Mortgage Real Estate Investment Trusts (REITs) — 0.3%
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., Senior Notes	4.250%	2/1/27	570,000		561,450	(a)
Total Financials					18,142,425
Health Care — 7.5%
Health Care Providers & Services — 1.8%
HCA Inc., Senior Notes	5.625%	9/1/28	690,000		815,425

See Notes to Financial Statements.

18	Western Asset Global High Yield Bond Fund 2020 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†			Value
Health Care Providers & Services — continued
Legacy LifePoint Health LLC, Senior Secured Notes	6.750%	4/15/25	340,000		$	365,945	(a)
Magellan Health Inc., Senior Notes	4.900%	9/22/24	1,140,000			1,204,005
Tenet Healthcare Corp., Senior Secured Notes	7.500%	4/1/25	570,000			623,532	(a)
Tenet Healthcare Corp., Senior Secured Notes	4.625%	6/15/28	320,000			335,800	(a)
Total Health Care Providers & Services						3,344,707
Pharmaceuticals — 5.7%
Bausch Health Americas Inc., Senior Notes	9.250%	4/1/26	830,000			926,529	(a)
Cheplapharm Arzneimittel GmbH, Senior Secured Notes	5.500%	1/15/28	670,000			700,988	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	770,000			769,519
Teva Pharmaceutical Finance Netherlands II BV, Senior Notes	1.125%	10/15/24	930,000	EUR		1,058,139	(b)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	860,000			859,462
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	3,510,000			3,481,709
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	2,945,000			2,836,433
Total Pharmaceuticals						10,632,779
Total Health Care						13,977,486
Industrials — 10.6%
Aerospace & Defense — 2.5%
Boeing Co., Senior Notes	3.250%	2/1/28	800,000			859,345
Boeing Co., Senior Notes	3.200%	3/1/29	1,460,000			1,542,304
BWX Technologies Inc., Senior Notes	4.125%	6/30/28	950,000			992,156	(a)
TransDigm Inc., Senior Secured Notes	8.000%	12/15/25	1,130,000			1,250,119	(a)
Total Aerospace & Defense						4,643,924
Airlines — 5.4%
Delta Air Lines Inc., Senior Notes	3.400%	4/19/21	90,000			90,595
Delta Air Lines Inc., Senior Notes	3.625%	3/15/22	290,000			298,435
Delta Air Lines Inc., Senior Notes	3.800%	4/19/23	410,000			421,202
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	30,000			29,620
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	520,000			594,497
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	2,320,000			2,680,592	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	260,000			284,109	(a)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2020 Annual Report	19

Schedule of investments (cont’d)

December 31, 2020

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Airlines — continued
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	700,000		$753,813	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	2,140,000		2,407,500	(a)
United Airlines Holdings Inc., Senior Notes	4.250%	10/1/22	2,170,000		2,183,562
United Airlines Holdings Inc., Senior Notes	5.000%	2/1/24	240,000		238,650
Total Airlines					9,982,575
Commercial Services & Supplies — 0.7%
GFL Environmental Inc., Senior Secured Notes	3.750%	8/1/25	780,000		800,963	(a)
GFL Environmental Inc., Senior Secured Notes	5.125%	12/15/26	450,000		479,295	(a)
Total Commercial Services & Supplies					1,280,258
Machinery — 1.1%
ATS Automation Tooling Systems Inc., Senior Notes	4.125%	12/15/28	890,000		907,800	(a)
Clark Equipment Co., Senior Secured Notes	5.875%	6/1/25	500,000		529,063	(a)
Vertical Midco GmbH, Senior Secured Notes	4.375%	7/15/27	520,000	EUR	671,318	(a)
Total Machinery					2,108,181
Trading Companies & Distributors — 0.9%
H&E Equipment Services Inc., Senior Notes	3.875%	12/15/28	610,000		617,289	(a)
United Rentals North America Inc., Secured Notes	3.875%	11/15/27	320,000		335,600
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	680,000		725,050
Total Trading Companies & Distributors					1,677,939
Total Industrials					19,692,877
Information Technology — 1.9%
Communications Equipment — 0.3%
CommScope Technologies LLC, Senior Notes	6.000%	6/15/25	458,000		468,923	(a)
Internet Software & Services — 0.1%
IPD 3 BV, Senior Secured Notes	5.500%	12/1/25	100,000	EUR	126,441	(a)

See Notes to Financial Statements.

20	Western Asset Global High Yield Bond Fund 2020 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
IT Services — 0.6%
CDW LLC/CDW Finance Corp., Senior Notes	4.250%	4/1/28	550,000	$581,595
CDW LLC/CDW Finance Corp., Senior Notes	3.250%	2/15/29	460,000	469,637
Total IT Services				1,051,232
Software — 0.8%
Fair Isaac Corp., Senior Notes	4.000%	6/15/28	670,000	706,431	(a)
Open Text Corp., Senior Notes	3.875%	2/15/28	280,000	291,682	(a)
Open Text Holdings Inc., Senior Notes	4.125%	2/15/30	510,000	543,476	(a)
Total Software				1,541,589
Technology Hardware, Storage & Peripherals — 0.1%
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	270,000	280,294	(a)
Total Information Technology				3,468,479
Materials — 5.9%
Chemicals — 0.4%
Braskem Netherlands Finance BV, Senior Notes	4.500%	1/10/28	790,000	832,621	(a)
Construction Materials — 1.4%
Cemex SAB de CV, Senior Secured Notes	5.700%	1/11/25	350,000	358,225	(a)
Cemex SAB de CV, Senior Secured Notes	7.375%	6/5/27	970,000	1,105,073	(a)
SRM Escrow Issuer LLC, Senior Secured Notes	6.000%	11/1/28	460,000	481,634	(a)
US Concrete Inc., Senior Notes	5.125%	3/1/29	590,000	608,806	(a)
Total Construction Materials				2,553,738
Containers & Packaging — 2.5%
ARD Finance SA, Senior Secured Notes (6.500% Cash or 7.250% PIK)	6.500%	6/30/27	1,150,000	1,229,062	(a)(e)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	6.000%	2/15/25	1,430,000	1,483,267	(a)
Ball Corp., Senior Notes	2.875%	8/15/30	1,650,000	1,647,937
Cascades Inc./Cascades USA Inc., Senior Notes	5.125%	1/15/26	20,000	21,188	(a)
Cascades Inc./Cascades USA Inc., Senior Notes	5.375%	1/15/28	200,000	212,938	(a)
Total Containers & Packaging				4,594,392
Metals & Mining — 0.8%
First Quantum Minerals Ltd., Senior Notes	6.875%	10/15/27	730,000	792,963	(a)
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	770,000	804,881
Total Metals & Mining				1,597,844

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2020 Annual Report	21

Schedule of investments (cont’d)

December 31, 2020

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Paper & Forest Products — 0.8%
Boise Cascade Co., Senior Notes	4.875%	7/1/30	950,000		$1,030,156	(a)
Mercer International Inc., Senior Notes	7.375%	1/15/25	480,000		500,407
Total Paper & Forest Products					1,530,563
Total Materials					11,109,158
Real Estate — 0.5%
Equity Real Estate Investment Trusts (REITs) — 0.5%
CoreCivic Inc., Senior Notes	4.750%	10/15/27	190,000		169,337
ESH Hospitality Inc., Senior Notes	4.625%	10/1/27	340,000		348,925	(a)
Service Properties Trust, Senior Notes	5.500%	12/15/27	390,000		426,771
Total Real Estate					945,033
Utilities — 2.2%
Electric Utilities — 1.2%
NRG Energy Inc., Senior Notes	3.375%	2/15/29	180,000		184,622	(a)
NRG Energy Inc., Senior Notes	3.625%	2/15/31	520,000		535,951	(a)
Pampa Energia SA, Senior Notes	7.500%	1/24/27	500,000		439,188	(a)
Sensata Technologies Inc., Senior Notes	4.375%	2/15/30	1,020,000		1,099,687	(a)
Total Electric Utilities					2,259,448
Independent Power and Renewable Electricity Producers — 1.0%
Listrindo Capital BV, Senior Notes	4.950%	9/14/26	700,000		731,500	(a)
Minejesa Capital BV, Senior Secured Notes	4.625%	8/10/30	1,020,000		1,101,661	(a)
Total Independent Power and Renewable Electricity Producers					1,833,161
Total Utilities					4,092,609
Total Corporate Bonds & Notes (Cost — $134,289,287)					145,936,176
Sovereign Bonds — 14.2%
Argentina — 1.6%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	267,828		116,709
Argentine Republic Government International Bond, Senior Notes	0.125%	7/9/30	1,594,151		648,819
Argentine Republic Government International Bond, Senior Notes	0.125%	7/9/35	3,419,846		1,255,083
Provincia de Buenos Aires, Senior Notes	9.950%	6/9/21	1,030,000		427,450	*(a)(f)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	1,110,000		464,813	*(a)(f)
Total Argentina					2,912,874
Brazil — 1.6%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	1,069,000	BRL	227,353

See Notes to Financial Statements.

22	Western Asset Global High Yield Bond Fund 2020 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Brazil — continued
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/25	1,329,000	BRL	$295,982
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	234,000	BRL	53,225
Brazilian Government International Bond, Senior Notes	4.250%	1/7/25	1,380,000		1,516,020
Brazilian Government International Bond, Senior Notes	3.875%	6/12/30	900,000		951,075
Total Brazil					3,043,655
Costa Rica — 0.2%
Costa Rica Government International Bond, Senior Notes	7.000%	4/4/44	310,000		286,753	(a)
Dominican Republic — 0.7%
Dominican Republic International Bond, Senior Notes	5.500%	1/27/25	300,000		338,628	(a)
Dominican Republic International Bond, Senior Notes	6.850%	1/27/45	780,000		954,533	(a)
Total Dominican Republic					1,293,161
Egypt — 0.7%
Egypt Government International Bond, Senior Notes	6.125%	1/31/22	240,000		250,954	(b)
Egypt Government International Bond, Senior Notes	5.577%	2/21/23	320,000		338,674	(a)
Egypt Government International Bond, Senior Notes	7.600%	3/1/29	630,000		726,088	(a)
Total Egypt					1,315,716
El Salvador — 0.3%
El Salvador Government International Bond, Senior Notes	6.375%	1/18/27	500,000		474,380	(a)
Ghana — 0.7%
Ghana Government International Bond	10.750%	10/14/30	740,000		992,629	(a)
Ghana Government International Bond, Senior Notes	8.125%	3/26/32	270,000		286,674	(a)
Total Ghana					1,279,303
Guatemala — 0.4%
Guatemala Government Bond, Senior Notes	4.375%	6/5/27	670,000		746,018	(a)
Honduras — 0.5%
Honduras Government International Bond, Senior Notes	6.250%	1/19/27	800,000		930,000	(a)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2020 Annual Report	23

Schedule of investments (cont’d)

December 31, 2020

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — 0.8%
Indonesia Treasury Bond, Senior Notes	8.250%	7/15/21	4,312,000,000	IDR	$314,760
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/22	15,577,000,000	IDR	1,155,359
Total Indonesia					1,470,119
Ivory Coast — 0.3%
Ivory Coast Government International Bond, Senior Notes	5.750%	12/31/32	212,083		214,610	(b)
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	290,000		327,555	(a)
Total Ivory Coast					542,165
Jamaica — 0.3%
Jamaica Government International Bond, Senior Notes	6.750%	4/28/28	500,000		610,630
Nigeria — 0.5%
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	470,000		507,612	(b)
Nigeria Government International Bond, Senior Notes	7.875%	2/16/32	400,000		441,072	(a)
Total Nigeria					948,684
Oman — 0.6%
Oman Government International Bond, Senior Notes	5.625%	1/17/28	1,100,000		1,124,856	(a)
Paraguay — 0.5%
Paraguay Government International Bond, Senior Notes	5.000%	4/15/26	850,000		998,758	(a)
Russia — 1.1%
Russian Federal Bond — OFZ	8.150%	2/3/27	31,490,000	RUB	484,373
Russian Federal Bond — OFZ	7.050%	1/19/28	102,507,000	RUB	1,497,954
Total Russia					1,982,327
Senegal — 0.2%
Senegal Government International Bond, Senior Notes	6.250%	5/23/33	400,000		450,182	(a)
South Africa — 0.8%
Republic of South Africa Government International Bond, Senior Notes	4.875%	4/14/26	700,000		767,351
Republic of South Africa Government International Bond, Senior Notes	5.650%	9/27/47	670,000		670,556
Total South Africa					1,437,907
Turkey — 1.6%
Turkey Government International Bond, Senior Notes	4.250%	4/14/26	3,050,000		3,031,221

See Notes to Financial Statements.

24	Western Asset Global High Yield Bond Fund 2020 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Ukraine — 0.8%
Ukraine Government International Bond, Senior Notes	7.750%	9/1/24	500,000	$557,102	(a)
Ukraine Government International Bond, Senior Notes	7.375%	9/25/32	900,000	991,687	(a)
Total Ukraine				1,548,789
Total Sovereign Bonds (Cost — $25,668,779)				26,427,498
U.S. Government & Agency Obligations — 2.1%
U.S. Government Obligations — 2.1%
U.S. Treasury Notes	0.250%	6/30/25	1,100,000	1,097,293
U.S. Treasury Notes	1.500%	1/31/27	1,250,000	1,325,195
U.S. Treasury Notes	0.375%	7/31/27	350,000	345,447
U.S. Treasury Notes	0.625%	8/15/30	1,100,000	1,072,672
Total U.S. Government & Agency Obligations (Cost — $3,840,408)				3,840,607
Senior Loans — 1.9%
Industrials — 1.9%
Airlines — 1.9%
Delta Air Lines Inc., Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 4.750%)	5.750%	4/29/23	1,905,425	1,939,664	(c)(g)(h)(i)
Delta Air Lines Inc., Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 3.750%)	4.750%	10/20/27	470,000	488,271	(c)(g)(h)
Jetblue Airways Corp., Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 5.250%)	6.250%	6/17/24	507,000	522,935	(c)(g)(h)
Mileage Plus Holdings LLC, Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 5.250%)	6.250%	6/21/27	590,000	615,853	(c)(g)(h)
Total Senior Loans (Cost — $3,453,204)				3,566,723
Convertible Bonds & Notes — 0.9%
Communication Services — 0.9%
Media — 0.9%
DISH Network Corp., Senior Notes (Cost — $1,603,095)	3.375%	8/15/26	1,720,000	1,643,858

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2020 Annual Report	25

Schedule of investments (cont’d)

December 31, 2020

Western Asset Global High Yield Bond Fund

Security			Shares		Value
Common Stocks — 0.5%
Communication Services — 0.0%††
Media — 0.0%††
New Cotai LLC/New Cotai Capital Corp., Class B Shares			6		$0	*(j)(k)(l)
Consumer Discretionary — 0.1%
Specialty Retail — 0.1%
Party City Holdings Inc.			23,256		143,022	*(j)
Energy — 0.2%
Energy Equipment & Services — 0.0%††
Hercules Offshore Inc. (Escrow)			24,992		16,385	*(j)(k)
KCAD Holdings I Ltd.			395,216,044		0	*(j)(k)(l)
Total Energy Equipment & Services					16,385
Oil, Gas & Consumable Fuels — 0.2%
Oasis Petroleum Inc.			9,354		346,659	*
Total Energy					363,044
Financials — 0.2%
Banks — 0.2%
Wells Fargo & Co.			15,945		481,220
Total Common Stocks (Cost — $6,083,482)					987,286

	Rate	Maturity Date	Face Amount†
Asset-Backed Securities — 0.4%
Magnetite XII Ltd., 2015-12A ER (3 mo. USD LIBOR + 5.680%) (Cost — $737,858)	5.917%	10/15/31	750,000		737,953	(a)(c)
Non-U.S. Treasury Inflation Protected Securities — 0.0%††
Argentina — 0.0%††
Argentina Treasury Bond (Cost — $16,872)	1.000%	8/5/21	3,747,108	ARS	26,355	(j)
Total Investments — 98.2% (Cost — $175,692,985)					183,166,456
Other Assets in Excess of Liabilities — 1.8%					3,327,152
Total Net Assets — 100.0%					$186,493,608

See Notes to Financial Statements.

26	Western Asset Global High Yield Bond Fund 2020 Annual Report

Western Asset Global High Yield Bond Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(f)	The coupon payment on this security is currently in default as of December 31, 2020.

(g)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(i)	All or a portion of this loan is unfunded as of December 31, 2020. The interest rate for fully unfunded term loans is to be determined.

(j)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(k)	Security is valued using significant unobservable inputs (Note 1).

(l)	Value is less than $1.

Abbreviation(s) used in this schedule:

ARS	— Argentine Peso

BRL	— Brazilian Real

EUR	— Euro

EURIBOR	— Euro Interbank Offered Rate

GBP	— British Pound

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

PIK	— Payment-In-Kind

RUB	— Russian Ruble

USD	— United States Dollar

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2020 Annual Report	27

Schedule of investments (cont’d)

December 31, 2020

Western Asset Global High Yield Bond Fund

At December 31, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
Euro	57	3/21	$8,671,054	$8,725,275	$(54,221)

At December 31, 2020, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	100,000	USD	121,443	BNP Paribas SA	1/19/21	$780
EUR	336,625	USD	397,726	BNP Paribas SA	1/19/21	13,706
EUR	350,000	USD	420,450	BNP Paribas SA	1/19/21	7,331
EUR	450,000	USD	530,555	BNP Paribas SA	1/19/21	19,449
EUR	750,000	USD	890,572	BNP Paribas SA	1/19/21	26,100
EUR	800,000	USD	945,416	BNP Paribas SA	1/19/21	32,368
USD	237,226	EUR	200,000	BNP Paribas SA	1/19/21	(7,220)
EUR	500,000	USD	592,024	Goldman Sachs Group Inc.	1/19/21	19,091
USD	3,722,207	GBP	2,877,196	Goldman Sachs Group Inc.	1/19/21	(212,992)
Total						$(101,387)

Abbreviation(s) used in this table:

EUR	— Euro

GBP	— British Pound

USD	— United States Dollar

Summary of Investments by Country** (unaudited)
United States	48.8%
Brazil	5.2
Israel	4.9
Mexico	4.5
United Kingdom	3.3
Argentina	3.3
Turkey	3.2
Canada	2.9
Italy	2.0
Indonesia	1.8
Macau	1.6
Luxembourg	1.4
Ireland	1.3
Cayman Islands	1.2
Switzerland	1.1
Russia	1.1
Germany	1.0

See Notes to Financial Statements.

28	Western Asset Global High Yield Bond Fund 2020 Annual Report

Western Asset Global High Yield Bond Fund

Summary of Investments by Country** (unaudited) (cont’d)
Ukraine	0.8%
South Africa	0.8
France	0.7
Egypt	0.7
Dominican Republic	0.7
Ghana	0.7
Oman	0.6
Spain	0.6
Paraguay	0.5
Nigeria	0.5
Honduras	0.5
Zambia	0.4
Guatemala	0.4
Netherlands	0.4
Hong Kong	0.4
Kazakhstan	0.3
Jamaica	0.3
Ivory Coast	0.3
South Korea	0.3
Jersey	0.3
El Salvador	0.3
Senegal	0.3
Greece	0.2
Japan	0.2
Costa Rica	0.2
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of December 31, 2020 and are subject to change.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2020 Annual Report	29

Statement of assets and liabilities

December 31, 2020

Assets:
Investments, at value (Cost — $175,692,985)	$183,166,456
Foreign currency, at value (Cost — $848,289)	836,846
Cash	654,170
Interest receivable	2,384,973
Receivable for securities sold	694,632
Deposits with brokers for open futures contracts	161,781
Unrealized appreciation on forward foreign currency contracts	118,825
Receivable for Fund shares sold	92,899
Receivable from broker — net variation margin on open futures contracts	44,531
Security litigation proceeds receivable	100
Prepaid expenses	30,315
Total Assets	188,185,528

Liabilities:
Payable for securities purchased	925,526
Payable for Fund shares repurchased	306,376
Unrealized depreciation on forward foreign currency contracts	220,212
Investment management fee payable	109,235
Distributions payable	42,358
Service and/or distribution fees payable	34,171
Trustees’ fees payable	488
Accrued expenses	53,554
Total Liabilities	1,691,920
Total Net Assets	$186,493,608

Net Assets:
Par value (Note 7)	$290
Paid-in capital in excess of par value	234,971,998
Total distributable earnings (loss)	(48,478,680)
Total Net Assets	$186,493,608

See Notes to Financial Statements.

30	Western Asset Global High Yield Bond Fund 2020 Annual Report

Net Assets:
Class A	$151,980,755
Class C	$1,188,949
Class C1	$1,813,550
Class I	$27,183,193
Class IS	$4,327,161

Shares Outstanding:
Class A	23,663,407
Class C	184,799
Class C1	279,256
Class I	4,236,334
Class IS	674,992

Net Asset Value:
Class A (and redemption price)	$6.42
Class C*	$6.43
Class C1*	$6.49
Class I (and redemption price)	$6.42
Class IS (and redemption price)	$6.41

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$6.70

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2020 Annual Report	31

Statement of operations

For the Year Ended December 31, 2020

Investment Income:
Interest from unaffiliated investments	$11,841,116
Interest from affiliated investments	6,093
Dividends	104,853
Less: Foreign taxes withheld	(1,174)
Total Investment Income	11,950,888

Expenses:
Investment management fee (Note 2)	1,429,825
Service and/or distribution fees (Notes 2 and 5)	406,390
Transfer agent fees (Note 5)	174,260
Registration fees	89,018
Fund accounting fees	72,635
Audit and tax fees	41,242
Shareholder reports	22,844
Custody fees	17,511
Legal fees	10,141
Trustees’ fees	5,185
Insurance	3,922
Commitment fees (Note 9)	3,143
Interest expense	2,314
Miscellaneous expenses	3,926
Total Expenses	2,282,356
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(45,002)
Net Expenses	2,237,354
Net Investment Income	9,713,534

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions in unaffiliated securities	(10,831,700)	†
Futures contracts	(306,228)
Forward foreign currency contracts	(128,682)
Foreign currency transactions	(4,306)
Net Realized Loss	(11,270,916)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	9,202,519
Futures contracts	31,158
Forward foreign currency contracts	259,526
Foreign currencies	21,189
Change in Net Unrealized Appreciation (Depreciation)	9,514,392

Net Loss on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(1,756,524)

Increase in Net Assets From Operations	$7,957,010

† Net of foreign capital gains tax of $3,189.

See Notes to Financial Statements.

32	Western Asset Global High Yield Bond Fund 2020 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2020	2019

Operations:
Net investment income	$9,713,534	$14,080,760
Net realized loss	(11,270,916)	(5,512,375)
Change in net unrealized appreciation (depreciation)	9,514,392	24,323,408
Increase in Net Assets From Operations	7,957,010	32,891,793

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(7,424,788)	(12,844,187)
Return of capital	(2,556,723)	(1,517,622)
Decrease in Net Assets From Distributions to Shareholders	(9,981,511)	(14,361,809)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	31,591,699	50,764,057
Reinvestment of distributions	9,508,890	13,830,002
Cost of shares repurchased	(111,010,534)	(78,107,561)
Decrease in Net Assets From Fund Share Transactions	(69,909,945)	(13,513,502)
Increase (Decrease) in Net Assets	(71,934,446)	5,016,482

Net Assets:
Beginning of year	258,428,054	253,411,572
End of year	$186,493,608	$258,428,054

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2020 Annual Report	33

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$6.30	$5.87	$6.48	$6.33	$5.85

Income (loss) from operations:
Net investment income	0.28	0.33	0.32	0.33	0.40
Net realized and unrealized gain (loss)	0.13 [2]	0.44	(0.60)	0.17	0.48
Total income (loss) from operations	0.41	0.77	(0.28)	0.50	0.88

Less distributions from:
Net investment income	(0.22)	(0.30)	(0.32)	(0.33)	(0.40)
Return of capital	(0.07)	(0.04)	(0.01)	(0.02)	—
Total distributions	(0.29)	(0.34)	(0.33)	(0.35)	(0.40)

Net asset value, end of year	$6.42	$6.30	$5.87	$6.48	$6.33
Total return[3]	6.85%	13.44%	(4.47)%	7.83%	15.74%

Net assets, end of year (millions)	$152	$159	$139	$174	$162

Ratios to average net assets:
Gross expenses	1.18%	1.15%	1.16%	1.14%	1.15%
Net expenses[4]	1.16 [5]	1.15 [5]	1.14 [5]	1.14 [5]	1.15
Net investment income	4.64	5.29	5.19	5.17	6.59

Portfolio turnover rate	88%	70%	99%	124%	99%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

34	Western Asset Global High Yield Bond Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$6.32	$5.88	$6.49	$6.34	$5.86

Income (loss) from operations:
Net investment income	0.24	0.28	0.28	0.29	0.36
Net realized and unrealized gain (loss)	0.11 [2]	0.45	(0.60)	0.16	0.48
Total income (loss) from operations	0.35	0.73	(0.32)	0.45	0.84

Less distributions from:
Net investment income	(0.18)	(0.26)	(0.28)	(0.28)	(0.36)
Return of capital	(0.06)	(0.03)	(0.01)	(0.02)	—
Total distributions	(0.24)	(0.29)	(0.29)	(0.30)	(0.36)

Net asset value, end of year	$6.43	$6.32	$5.88	$6.49	$6.34
Total return[3]	6.04%	12.61%	(5.14)%	7.23%	14.75%

Net assets, end of year (000s)	$1,189	$3,612	$4,391	$7,402	$6,828

Ratios to average net assets:
Gross expenses	1.93%	1.88%	1.88%	1.85%	1.85%
Net expenses[4]	1.91 [5]	1.87 [5]	1.87 [5]	1.85	1.85
Net investment income	4.01	4.58	4.44	4.45	5.89

Portfolio turnover rate	88%	70%	99%	124%	99%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2020 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$6.37	$5.93	$6.55	$6.40	$5.92

Income (loss) from operations:
Net investment income	0.26	0.31	0.30	0.31	0.38
Net realized and unrealized gain (loss)	0.12 [2]	0.44	(0.62)	0.16	0.48
Total income (loss) from operations	0.38	0.75	(0.32)	0.47	0.86

Less distributions from:
Net investment income	(0.19)	(0.28)	(0.29)	(0.30)	(0.38)
Return of capital	(0.07)	(0.03)	(0.01)	(0.02)	—
Total distributions	(0.26)	(0.31)	(0.30)	(0.32)	(0.38)

Net asset value, end of year	$6.49	$6.37	$5.93	$6.55	$6.40
Total return[3]	6.26%	13.04%	(4.98)%	7.28%	15.09%

Net assets, end of year (000s)	$1,814	$5,388	$23,938	$33,074	$41,128

Ratios to average net assets:
Gross expenses	1.70%	1.63%	1.64%	1.63%	1.63%
Net expenses[4]	1.68 [5]	1.62 [5]	1.62 [5]	1.63 [5]	1.63
Net investment income	4.22	4.91	4.71	4.70	6.13

Portfolio turnover rate	88%	70%	99%	124%	99%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

36	Western Asset Global High Yield Bond Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$6.30	$5.86	$6.48	$6.33	$5.85

Income (loss) from operations:
Net investment income	0.30	0.34	0.34	0.35	0.42
Net realized and unrealized gain (loss)	0.12 [2]	0.45	(0.61)	0.16	0.48
Total income (loss) from operations	0.42	0.79	(0.27)	0.51	0.90

Less distributions from:
Net investment income	(0.22)	(0.31)	(0.34)	(0.34)	(0.42)
Return of capital	(0.08)	(0.04)	(0.01)	(0.02)	—
Total distributions	(0.30)	(0.35)	(0.35)	(0.36)	(0.42)

Net asset value, end of year	$6.42	$6.30	$5.86	$6.48	$6.33
Total return[3]	7.13%	13.75%	(4.39)%	8.27%	15.87%

Net assets, end of year (000s)	$27,183	$26,802	$29,814	$38,236	$35,702

Ratios to average net assets:
Gross expenses	0.93%	0.90%	0.90%	0.89%	0.88%
Net expenses[4]	0.90 [5]	0.89 [5]	0.89 [5]	0.89	0.88
Net investment income	4.90	5.56	5.45	5.41	6.87

Portfolio turnover rate	88%	70%	99%	124%	99%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2020 Annual Report	37

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$6.30	$5.87	$6.48	$6.33	$5.85

Income (loss) from operations:
Net investment income	0.32	0.35	0.35	0.36	0.42
Net realized and unrealized gain (loss)	0.10 [2]	0.44	(0.61)	0.16	0.48
Total income (loss) from operations	0.42	0.79	(0.26)	0.52	0.90

Less distributions from:
Net investment income	(0.22)	(0.32)	(0.34)	(0.35)	(0.42)
Return of capital	(0.09)	(0.04)	(0.01)	(0.02)	—
Total distributions	(0.31)	(0.36)	(0.35)	(0.37)	(0.42)

Net asset value, end of year	$6.41	$6.30	$5.87	$6.48	$6.33
Total return[3]	7.06%	13.84%	(4.30)%	8.37%	15.97%

Net assets, end of year (000s)	$4,327	$63,465	$56,291	$61,017	$102,526

Ratios to average net assets:
Gross expenses	0.82%	0.81%	0.82%	0.79%	0.79%
Net expenses[4]	0.80 [5]	0.80 [5]	0.80 [5]	0.79	0.79
Net investment income	5.37	5.64	5.55	5.57	6.94

Portfolio turnover rate	88%	70%	99%	124%	99%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

38	Western Asset Global High Yield Bond Fund 2020 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global High Yield Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence

Western Asset Global High Yield Bond Fund 2020 Annual Report	39

Notes to financial statements (cont’d)

reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

40	Western Asset Global High Yield Bond Fund 2020 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

	ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$145,936,176	—		$145,936,176
Sovereign Bonds	—	26,427,498	—		26,427,498
U.S. Government & Agency Obligations	—	3,840,607	—		3,840,607
Senior Loans	—	3,566,723	—		3,566,723
Convertible Bonds & Notes	—	1,643,858	—		1,643,858
Common Stocks:
Communication Services	—	—	$0	*	0	*
Consumer Discretionary	—	143,022	—		143,022
Energy	$346,659	—	16,385		363,044
Financials	481,220	—	—		481,220
Asset-Backed Securities	—	737,953	—		737,953
Non-U.S. Treasury Inflation Protected Securities	—	26,355	—		26,355
Total Investments	$827,879	$182,322,192	$16,385		$183,166,456
Other Financial Instruments:
Forward Foreign Currency Contracts	—	$118,825	—		$118,825
Total	$827,879	$182,441,017	$16,385		$183,285,281

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other Financial Instruments:
Futures Contracts	$54,221	—	—		$54,221
Forward Foreign Currency Contracts	—	$ 220,212	—		220,212
Total	$54,221	$220,212	—		$274,433

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known

.

Western Asset Global High Yield Bond Fund 2020 Annual Report	41

Notes to financial statements (cont’d)

as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are

.

42	Western Asset Global High Yield Bond Fund 2020 Annual Report

disclosed in the accompanying Schedule of Investments. At December 31, 2020, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of

.

Western Asset Global High Yield Bond Fund 2020 Annual Report	43

Notes to financial statements (cont’d)

investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with

.

44	Western Asset Global High Yield Bond Fund 2020 Annual Report

collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2020, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $220,212. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended,

Western Asset Global High Yield Bond Fund 2020 Annual Report	45

Notes to financial statements (cont’d)

applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(13,269)	$13,269

(a)	Reclassifications are due to differences between actual and estimated information for the prior year related to the Fund’s investments in partnerships.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) are the Fund’s subadvisers. As of July 31, 2020, LMPFA, Western Asset, Western Asset Limited and Western Asset Singapore are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, Western Asset, Western Asset Limited and Western Asset Singapore were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Asset Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar dominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net investment management fee it receives from the

46	Western Asset Global High Yield Bond Fund 2020 Annual Report

Fund. In turn, Western Asset pays Western Asset Limited and Western Asset Singapore a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.95%, 0.90% and 0.80%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2020, fees waived and/or expenses reimbursed amounted to $45,002, which included an affiliated money market fund waiver of $1,927.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”) serves as the Fund’s sole and exclusive distributor. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C and Class C1 shares which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$20,006	—
CDSCs	2,664	$384

Western Asset Global High Yield Bond Fund 2020 Annual Report	47

Notes to financial statements (cont’d)

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$154,632,201	$21,881,031
Sales	223,723,214	25,232,227

At December 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$176,099,328	$14,714,314	$(7,647,186)	$7,067,128
Futures contracts	—	—	(54,221)	(54,221)
Forward foreign currency contracts	—	118,825	(220,212)	(101,387)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2020.

	ASSET DERIVATIVES[1]
		Foreign Exchange Risk
Forward foreign currency contracts		$118,825

	LIABILITY DERIVATIVES[1]
		Foreign Exchange Risk
Futures contracts[2]		$54,221
Forward foreign currency contracts		220,212
Total		$274,433

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

48	Western Asset Global High Yield Bond Fund 2020 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$328,702	$(634,930)	$(306,228)
Forward foreign currency contracts	—	(128,682)	(128,682)
Total	$328,702	$(763,612)	$(434,910)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
			Foreign Exchange Risk
Futures contracts			$31,158
Forward foreign currency contracts			259,526
Total			$290,684

During the year ended December 31, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$8,173,581
Forward foreign currency contracts (to buy)	1,773,110
Forward foreign currency contracts (to sell)	4,956,775

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2020.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
BNP Paribas SA	$99,734	$(7,220)	$92,514	—	$92,514
Goldman Sachs Group Inc.	19,091	(212,992)	(193,901)	—	(193,901)
Total	$118,825	$(220,212)	$(101,387)	—	$(101,387)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C

Western Asset Global High Yield Bond Fund 2020 Annual Report	49

Notes to financial statements (cont’d)

and Class C1 shares calculated at the annual rate of 0.25%, 1.00% and 0.75% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$366,221	$144,195
Class C	18,457	1,978
Class C1	21,712	3,602
Class I	—	23,496
Class IS	—	989
Total	$406,390	$174,260

For the year ended December 31, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$30,435
Class C	392
Class C1	614
Class I	6,735
Class IS	6,826
Total	$45,002

6. Distributions to shareholders by class

	Year Ended December 31, 2020	Year Ended December 31, 2019
Net Investment Income:
Class A	$5,183,973	$7,488,871
Class C	56,935	166,826
Class C1	93,827	598,027
Class I	977,244	1,480,949
Class IS	1,112,809	3,109,514
Total	$7,424,788	$12,844,187

Return of Capital:
Class A	$1,785,099	$884,858
Class C	19,605	19,712
Class C1	32,309	70,661
Class I	336,514	174,983
Class IS	383,196	367,408
Total	$2,556,723	$1,517,622

50	Western Asset Global High Yield Bond Fund 2020 Annual Report

7. Shares of beneficial interest

At December 31, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,773,639	$16,696,641	5,847,600	$36,507,715
Shares issued on reinvestment	1,107,706	6,696,124	1,288,618	8,009,615
Shares repurchased	(5,463,075)	(32,488,066)	(5,566,512)	(34,531,901)
Net increase (decrease)	(1,581,730)	$(9,095,301)	1,569,706	$9,985,429

Class C
Shares sold	37,174	$229,686	18,911	$117,329
Shares issued on reinvestment	12,216	73,464	29,126	181,320
Shares repurchased	(436,288)	(2,542,472)	(222,858)	(1,385,834)
Net decrease	(386,898)	$(2,239,322)	(174,821)	$(1,087,185)

Class C1
Shares sold	1,123	$7,134	116,499	$716,456
Shares issued on reinvestment	18,143	110,207	101,255	634,807
Shares repurchased	(585,311)	(3,464,480)	(3,406,249)	(21,522,748)
Net decrease	(566,045)	$(3,347,139)	(3,188,495)	$(20,171,485)

Class I
Shares sold	1,433,604	$8,718,777	1,034,053	$6,391,693
Shares issued on reinvestment	189,639	1,145,777	246,083	1,527,338
Shares repurchased	(1,641,955)	(9,534,019)	(2,108,582)	(13,143,518)
Net increase (decrease)	(18,712)	$330,535	(828,446)	$(5,224,487)

Class IS
Shares sold	977,561	$5,939,461	1,133,444	$7,030,864
Shares issued on reinvestment	251,211	1,483,318	560,026	3,476,922
Shares repurchased	(10,628,447)	(62,981,497)	(1,216,194)	(7,523,560)
Net increase (decrease)	(9,399,675)	$(55,558,718)	477,276	$2,984,226

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for

Western Asset Global High Yield Bond Fund 2020 Annual Report	51

Notes to financial statements (cont’d)

all or some portion of the year ended December 31, 2020. The following transactions were effected in such company for the year ended December 31, 2020.

	Affiliate Value at December 31, 2019	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$739,514	$79,021,022	79,021,022	$79,760,536	79,760,536

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2020
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$6,093	—	—

9. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust and Western Asset Funds, Inc. (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $485 million (prior to November 16, 2020, the aggregate amount was $220 million for participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust and Legg Mason Partners Variable Income Trust). Unless renewed or otherwise terminated sooner in accordance with its terms, the agreement will terminate on November 15, 2021. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility; there is an annual upfront fee of 0.06% of the $485 million Redemption Facility. These fees are allocated to all Participating Funds pro rata based on net assets. Prior to November 16, 2020, there was no upfront fee. For the year ended December 31, 2020, the Fund incurred a commitment fee in the amount of $3,143. The Fund did not utilize the Redemption Facility during the year ended December 31, 2020.

52	Western Asset Global High Yield Bond Fund 2020 Annual Report

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$7,424,788	$12,844,187
Tax return of capital	2,556,723	1,517,622
Total distributions paid	$9,981,511	$14,361,809

As of December 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(55,266,374)
Other book/tax temporary differences(a)	(116,930)
Unrealized appreciation (depreciation)(b)	6,904,624
Total distributable earnings (loss) — net	$(48,478,680)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the deferral of certain late year losses for tax purposes, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and other book/tax basis adjustments.

11. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

***

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. In December 2020, the ICE Benchmark Administration, the administrator of LIBOR, announced that it had commenced a consultation to determine whether to extend publication of certain U.S. dollar LIBOR settings (overnight and one-, three-, six- and twelve-month U.S. dollar LIBOR) to the end of

Western Asset Global High Yield Bond Fund 2020 Annual Report	53

Notes to financial statements (cont’d)

June 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

12. Subsequent events

Effective January 1, 2021, LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

***

Effective February 5, 2021, the Fund’s Redemption Facility was terminated and the Fund, together with the Participating Funds and other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources, became borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 4, 2022.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility; there is no upfront fee.

54	Western Asset Global High Yield Bond Fund 2020 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Global High Yield Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Global High Yield Bond Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the four years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 21, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 25, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Global High Yield Bond Fund 2020 Annual Report	55

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 14, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to each of the Fund’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	140,571,704.413	931,874.633	4,515,399.541	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	140,459,306.881	971,037.283	4,588,634.423	0
To approve a New Subadvisory Agreement with Western Asset Management Company Limited	140,228,992.830	1,098,673.684	4,691,312.073	0
To approve a New Subadvisory Agreement with Western Asset Management Company Pte. Ltd.	140,321,939.297	1,046,429.342	4,650,609.948	0

56	Western Asset Global High Yield Bond Fund

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

Western Asset Global High Yield Bond Fund	57

Statement regarding liquidity risk management program

(unaudited) (cont’d)

funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

58	Western Asset Global High Yield Bond Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Global High Yield Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	None

Western Asset Global High Yield Bond Fund	59

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson*

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

60	Western Asset Global High Yield Bond Fund

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Western Asset Global High Yield Bond Fund	61

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 2005

Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)

Number of funds in fund complex overseen by Trustee[3]	57

Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	145
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

62	Western Asset Global High Yield Bond Fund

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey
Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira**

Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Western Asset Global High Yield Bond Fund	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Thomas C. Mandia
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci
Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective March 6, 2020, Mr. Larson became a Trustee.

**	Effective September 15, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

64	Western Asset Global High Yield Bond Fund

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, effective April 24, 2020, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Global High Yield Bond Fund	65

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2020:

Record date:	Daily
Payable date:	January 2020 through December 2020
Tax Return of Capital	25.61%

66	Western Asset Global High Yield Bond Fund

Western Asset

Global High Yield Bond Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher Anita L. DeFrantz

Susan B. Kerley

Michael Larson*

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

*	Effective March 6, 2020, Mr. Larson became a Trustee.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Western Asset Global High Yield Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Global High Yield Bond Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global High Yield Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010736 2/21 SR21-4086

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2019 and December 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $168,455 in December 31, 2019 and $ 161,623 in December 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2019 and $0 in December 31, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2019 and $0 in December 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in December 31, 2019 and $0 in December 31, 2020.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2019 and December 31, 2020; Tax Fees were 100% and 100% for December 31, 2019 and December 31, 2020; and Other Fees were 100% and 100% for December 31, 2019 and December 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $938,841 in December 31, 2019 and $773,011 in December 31, 2020.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson*

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

* Effective March 6, 2020, Mr Larson became a Trustee

(b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM	8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:    February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:    February 26, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:    February 26, 2021